UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2025

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
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Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 722-6257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 9, 2025, Michael A. Bender informed the board of directors (the “Board”) of Pacific Oak Strategic Opportunity REIT, Inc. (the “Company”) of his resignation from his position as Executive Vice President, Chief Financial Officer, Treasurer and Secretary of the Company effective as of April 17, 2025. Mr. Bender’s resignation from the Company is to accept another position and not a result of any disagreement with the Company or the Company’s external auditor.
On April 14, 2025, the Board appointed Ryan Schluttenhofer as Chief Accounting Officer, Treasurer and Secretary of the Company effective as of April 17, 2025. Mr. Schluttenhofer, age 33, currently serves as the Director of Accounting and Reporting for the Company’s advisor, Pacific Oak Capital Advisors, LLC, an affiliate of the Company, a position he has held since January 2022. From July 2015 to January 2022, Mr. Schluttenhofer worked for PwC in New York, where he held numerous positions, including as a Deals Manager – Capital Markets Accounting and Advisory Services. In this position, he was responsible for delivering solutions for complex transformational deals that arise in connection with market disruptors and those navigating disruption. Mr. Schluttenhofer graduated from California State University, Fullerton with a Bachelor of Arts in Business Administration and is a Certified Public Accountant.
Mr. Bender’s duties as principal financial officer will be assumed by the Company’s President, Peter McMillan III. Mr. Bender’s duties as principal accounting officer will be assumed by Mr. Schluttenhofer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: April 15, 2025	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary